UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-54651	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street, Richmond, VA 23219
(Address of principal executive offices)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On April 13, 2016, Apple REIT Ten, Inc. (the “Company”), Apple Hospitality REIT, Inc. (“Apple Hospitality”) and 34 Consolidated, Inc., a wholly-owned subsidiary of Apple Hospitality (“Ten Acquisition Sub,” and together with Apple Hospitality and the Company, the “Companies”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).   The slides to be used in connection with the analyst and investor presentation on April 14, 2016 regarding the proposed transaction are attached hereto as Exhibit 99.1 (the “Investor Presentation Slides”) and are incorporated by reference into this Item 2.02, as the presentation discloses the outstanding indebtedness of the Company as of March 31, 2016.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Item 7.01  Regulation FD Disclosure.

As discussed above, on April 13, 2016, the Companies entered into the Merger Agreement.  Apple Hospitality will host a conference call on Thursday, April 14, 2016 at 8:30 am Eastern time regarding the proposed transaction during which they will discuss a presentation to analysts and investors. The Investor Presentation Slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 7.01.

The Company is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filings.

Item 8.01  Other Events.

On April 14, 2016, the Companies issued a joint press release announcing, among other things, the Companies’ entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company and Apple Hospitality intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 that will contain a joint proxy statement/prospectus.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EACH COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE PROPOSED TRANSACTION.  The registration statement, the joint proxy statement/prospectus and other materials (if and when they become available) containing information about the proposed transaction, and any other documents filed by the Company or Apple Hospitality with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed by the Company with the SEC on its website at www.applereitten.com.  Investors and security holders may obtain free copies of the documents filed by Apple Hospitality with the SEC on its website at www.applehospitalityreit.com.  Investors and security holders may also obtain free copies of the documents filed by each of the Company or Apple Hospitality by directing a written request to the Company or Apple Hospitality, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations or at (804) 727‐6321.

Certain Information Regarding Participants

The Company, Apple Hospitality and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the proposed merger. Information about the executive officers and directors of the Company and their ownership of securities in the Company is set forth in the Company’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016.  Information about the executive officers and directors of Apple Hospitality and their ownership of securities in Apple Hospitality is set forth in Apple Hospitality’s definitive proxy statement for the 2016 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2016. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and Apple Hospitality and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available.  You may obtain free copies of these documents from the Company or Apple Hospitality using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “likely,” or other words, phrases or expressions of similar import.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company, Apple Hospitality or the pro forma combined company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of the companies to obtain the required shareholder approvals to consummate the proposed merger; the satisfaction or waiver of other conditions in the Merger Agreement; the risk that the merger or the other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; the ability of the Company to implement its operating strategy and the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy;  changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that may be instituted against the Company, Apple Hospitality and others related to the Merger Agreement; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s or Apple Hospitality’s business, assets or classification as a real estate investment trust.  Although the Company and Apple Hospitality believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this report will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company, Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of the Company or Apple Hospitality will be achieved.  In addition, the Company’s and Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review the Company’s and Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in the Company’s and Apple  Hospitality’s filings with the SEC, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 4, 2016, and in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Apple Hospitality with the SEC on February 25, 2016. Any forward-looking statement speaks only as of the date of such statements. Neither the Company nor Apple Hospitality undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Investor Presentation, dated as of April 14, 2016 (furnished and not filed for purposes of Items 2.02 and 7.01).
99.2	Joint Press Release issued April 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT TEN, INC.

By:          /s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer

Date: April 14, 2016